                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           PAINEWEBBER SERIES TRUST
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                            GLOBAL GROWTH PORTFOLIO
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                            GLOBAL GROWTH PORTFOLIO
                                      OF
                           PAINEWEBBER SERIES TRUST

                               ----------------

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS

                                 JUNE 8, 1995

                               ----------------

TO THE SHAREHOLDERS:

  A special meeting of the holders of shares of beneficial interest ("Shares") of the Global Growth Portfolio ("Portfolio") series of PaineWebber Series Trust will be held on June 8, 1995, at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 18th Floor, New York, New York 10019, for the following purposes:

    1. To consider a Sub-Advisory Agreement between Mitchell Hutchins Asset Management Inc. and GE Investment Management Incorporated, a wholly owned subsidiary of General Electric Company, with respect to the assets of the Portfolio; and

    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Shareholders of record at the close of business on April 24, 1995 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE so that a quorum will be present and a maximum number of Shares may be voted. If you attend the meeting, you may change your vote, if desired, at that time.

                                          By Order of the Board of Trustees,




                                          Dianne E. O'Donnell
                                          Secretary

May 15, 1995
1285 Avenue of the Americas
New York, New York 10019

- -------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your Shares will be voted "FOR" each of the proposals noticed above. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

- -------------------------------------------------------------------------------

                            GLOBAL GROWTH PORTFOLIO
                                       OF
                            PAINEWEBBER SERIES TRUST

             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019

                               ----------------

                                PROXY STATEMENT
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 1995

                               ----------------
                                                                    May 15, 1995

  This Proxy Statement is furnished in connection with the solicitation of proxies by the board of trustees ("Board") of PaineWebber Series Trust ("Trust") for use at the special meeting of shareholders of the Global Growth Portfolio ("Portfolio") to be held on June 8, 1995, or any adjournments thereof ("Meeting"). This Proxy Statement will first be mailed to shareholders on or about May 15, 1995.

  The shares ("Shares") of the Portfolio are currently sold only to the separate accounts ("Separate Accounts") of PaineWebber Life Insurance Company, American Republic Insurance Company and American Benefit Life Insurance Company (collectively, the Companies) to fund the benefits under variable annuity contracts ("Contracts") issued by the Companies. In accordance with their view of applicable law, the Companies will solicit voting instructions from the owners of Contracts relating to the Portfolio ("Contract Owners") with respect to the matters set forth in this Proxy Statement. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all Contract Owners. The solicitation of proxies will be made primarily by mail but also may include telephone or oral communications by regular employees of the Companies, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), none of whom will receive any compensation therefor from the Portfolio. The costs associated with such solicitation and the Meeting will be borne by the Portfolio.

  Contract Owners at the close of business on April 24, 1995 (the "Record Date") will be entitled to be present and give voting instructions for the Portfolio at the Meeting, with respect to their Shares owned as of the Record Date. There were 3,089,317 Shares of the Portfolio outstanding and entitled to vote as such record date, representing total net assets of approximately $35,434,469. All Shares of the Portfolio held by the Separate Accounts will be voted by the Companies in accordance with voting instructions received from Contract Owners. The Companies will vote Shares of the Portfolio for which no instructions are received in the same proportion as Shares of the Portfolio for which instructions have been received.

  To the knowledge of the Trust's management, as of the Record Date, no current trustee of the Trust owned 1% or more of the outstanding Shares of the Portfolio or any other series of the Trust. To the knowledge of the Trust's management, as of the Record Date, the officers and trustees of the Trust owned, as a group, less than 1% of the outstanding Shares of the Portfolio or any other series of the Trust.

  On the Record Date, the Separate Accounts of PaineWebber Life Insurance Company, American Republic Insurance Company and American Benefit Life Insurance Company owned of record 51%, 47% and 2%, respectively, of the outstanding Shares of the Portfolio. To the knowledge of the Trust's management, as of the Record Date, there are no persons owning beneficially more than 5% of the outstanding Shares of the Portfolio.

  Mitchell Hutchins currently serves as the Portfolio's administrator and investment adviser. GE Investment Management Incorporated ("GEIM") serves as investment sub-adviser ("Sub-Adviser") to the Portfolio. Mitchell Hutchins and PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019. The Trust has no principal underwriter.

                                  PROPOSAL 1

        APPROVAL OR DISAPPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

BACKGROUND

  Mitchell Hutchins functions as the administrator and investment adviser of the Portfolio pursuant to a contract with the Trust dated April 21, 1988 ("Advisory Agreement"). The Advisory Agreement was approved by shareholders of the Trust on April 21, 1988, and its continuance was most recently approved by the Board of Trustees in May 1994. Under the Advisory Agreement, Mitchell Hutchins receives a monthly fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 1994, the Portfolio paid fees under the Advisory Agreement to Mitchell Hutchins of approximately $332,624.

  At a meeting held on March 22, 1995, the Board, including a majority of the trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), considered a recommendation by Mitchell Hutchins that GEIM be appointed as investment sub-adviser for the Portfolio. After considering Mitchell Hutchins' recommendation and other information, the Board approved an interim sub-advisory agreement ("Interim Agreement") with GEIM, pursuant to which GEIM currently acts as Sub-Adviser to the Portfolio. At that meeting, the Board approved submission of the proposed sub-advisory agreement ("Sub-Advisory Agreement") (which is substantially similar to the Interim Agreement) to the Portfolio's shareholders at the Meeting, and determined to recommend that the Portfolio's shareholders approve the proposed Sub-Advisory Agreement.

  Mitchell Hutchins' recommendation to the Board that GEIM be retained as Sub-Adviser stemmed from a number of factors. First, in the months prior to the Board meeting, Mitchell Hutchins had been engaged in an extensive review of the long-term needs of its clients, and of its own structure and deployment of resources. As a result of this review, Mitchell Hutchins determined to concentrate its equity management resources on domestic equity securities and to rely on independent management firms with extensive experience in global and international securities for the day-to-day portfolio management of the global equity funds managed by Mitchell Hutchins. During this same period, Mitchell Hutchins became familiar with the abilities and expertise of GEIM. GEIM serves as the sub-adviser for certain funds formerly advised by Kidder Peabody Asset Management Inc. Mitchell Hutchins has been managing those funds since February 13, 1995, in connection with an Asset Purchase Agreement among Paine Webber Group Inc., Kidder, Peabody & Co. Inc. and General Electric Company ("GE"). After consideration, Mitchell Hutchins determined that it would be in the best interest of the Portfolio and certain other global equity funds advised by Mitchell Hutchins to recommend to the boards of trustees/directors (including the Board) that they approve sub-advisory agreements with GEIM and authorize the submission of the sub-advisory agreements to the shareholders of the global equity funds for approval.

  The Interim Agreement with respect to the Portfolio provides that GEIM, subject to the supervision of Mitchell Hutchins and the Board, shall provide a continuous investment program and strategy with respect to the investments of the Portfolio, including investment research and management, and will make decisions with respect to and place orders for all purchases and sales of portfolio securities. Under the Interim Agreement, Mitchell Hutchins (not the Portfolio) pays GEIM a monthly fee for its investment advisory services at an annual rate of 0.29% of the Portfolio's average daily net assets. Because the Interim Agreement became effective on March 23, 1995, during the Portfolio's current fiscal year, Mitchell Hutchins paid no sub-advisory fees to GEIM during the 1994 fiscal year.

  GEIM also acts as the investment sub-adviser to the Mitchell Hutchins/Kidder, Peabody Intermediate Fixed Income Fund, Mitchell Hutchins/Kidder, Peabody Global Equity Fund (a series of Mitchell Hutchins/Kidder, Peabody Investment Trust), and as investment adviser and administrator of the GE Funds and the Variable Investment Trust, open-end management investment companies, each with multiple investment portfolios, and as investment adviser to other accounts. In addition, GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), which, like GEIM, is a wholly owned subsidiary of GE, and which currently serves as the investment adviser to the Elfun group of funds and other GE pension and benefit plan accounts. Since March 23, 1995, GEIM has served as investment sub-adviser to the Fund, PaineWebber Europe Growth Fund and PaineWebber Global Growth and Income Fund (each a series of PaineWebber Investment Series), PaineWebber Atlas Global Growth Fund (the sole series of PaineWebber Atlas Fund), and Global Small Cap Fund Inc. pursuant to interim agreements. The table below sets forth certain information with respect to such investment portfolios that have investment objectives similar to that of the Portfolio:

                                                         ANNUAL RATE OF
                            APPROXIMATE                INVESTMENT ADVISORY
                          NET ASSETS AS OF           FEE AS A PERCENTAGE OF
   NAME OF PORTFOLIO       MARCH 31, 1995                  NET ASSETS
   -----------------      ----------------           ----------------------
Mitchell
 Hutchins/Kidder,           $200,600,000
 Peabody Global Equity                     .70% of average daily net assets up to $200
 Fund...................                   million; .50% over $200 million*
GE Global Equity Fund (a
 series of GE Funds)....    $ 31,500,000                     .75%**
PaineWebber Atlas Global
 Growth Fund............    $344,960,000   .31% of average daily net assets up to $500
                                           million; .29% over $500 million and up to
                                           $1 billion; .265% over $1 billion*
PaineWebber Europe
 Growth Fund............    $100,594,000   .31% of average daily net assets up to $500
                                           million; .29% over $500 million and up to
                                           $1 billion; .265% over $1 billion*
PaineWebber Global
 Growth and Income Fund.    $ 79,728,000   .29% of average daily net assets
                                           attributable to equity portion of
                                           portfolio***

- --------
  * Fee to GEIM for investment sub-advisory services only.
 ** Fee to GEIM includes investment advisory and administration services. *** Fee to GEIM includes investment sub-advisory services for the equity securities portion of the portfolio only.

DESCRIPTION OF THE PROPOSED SUB-ADVISORY AGREEMENT

  The terms and conditions of the proposed Sub-Advisory Agreement provide for the same sub-advisory fee as currently in effect for the Interim Agreement and are otherwise substantially similar to those of the Interim Agreement except for different effective and termination dates.

  If approved by the Shareholders at the Meeting, the Sub-Advisory Agreement will remain in effect for two years after its effective date and thereafter will continue from year to year, provided that such continuance is approved annually (i) by the vote of a majority of the Independent Trustees and (ii) by the Board or the vote of the holders of a majority of the outstanding Shares of the Portfolio. The Sub-Advisory Agreement automatically terminates upon its assignment and is terminable at any time without penalty, by the Board or by the holders of a majority of the outstanding Shares of the Portfolio on 60 days' written notice. Either Mitchell Hutchins or GEIM may terminate the Sub-Advisory Agreement on 120 days' written notice without penalty. Mitchell Hutchins may also terminate the Sub-Advisory Agreement (i) upon material breach by GEIM of certain of its representations under the Sub-Advisory Agreement or (ii) in the event that GEIM is unable to discharge its duties under the Sub-Advisory Agreement.

  Like the Interim Agreement, the Sub-Advisory Agreement provides that GEIM will pay for all expenses incurred by it in connection with its investment advisory services under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides that GEIM, subject to the supervision of Mitchell Hutchins and the Board, shall provide a continuous investment program and strategy for the investments of the Portfolio, including investment research and management with respect to all such securities and investments, and make decisions with respect to and place orders for all purchases and sales of portfolio securities. Under the Sub-Advisory Agreement, Mitchell Hutchins will pay to GEIM a monthly fee of 0.29% of average daily net assets. This rate is the same as that applied in the Interim Agreement.

  The Sub-Advisory Agreement provides that GEIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

  GEIM makes various representations and warranties in the Sub-Advisory Agreement, including (i) that it has adopted a written code of ethics which complies with Rule 17j-1 under the 1940 Act and will certify its compliance with such code of ethics to Mitchell Hutchins on an annual basis, and (ii) that it is in compliance with various federal and state laws, including the Investment Advisers Act of 1940 ("Advisers Act"), as amended.

  A copy of the proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.

INFORMATION ABOUT GEIM

  GEIM is a wholly owned subsidiary of GE and a registered investment adviser under the Advisers Act. GEIM, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, was formed under the laws of Delaware in 1988. GE is located at 3135 Easton Turnpike, Fairfield, Connecticut 06431. As noted above, GEIM's principal officers serve in similar capacities with respect to GEIC, which is also a registered investment adviser principally located at the same address. GEIM and GEIC together provide investment management services to various institutional accounts with total assets, as of March 31, 1995, in excess of $47 billion. The chief executive officers and directors of GEIM are identified in the table below:

                 CHIEF EXECUTIVE OFFICER AND DIRECTORS OF GEIM

          NAME                    PRINCIPAL OCCUPATION                    ADDRESS
          ----                    --------------------                    -------
Dale F. Frey............ Chairman, President and Chief          3003 Summer Street
                         Executive Officer of GEIM              Stamford, Connecticut 06905
Eugene K. Bolton........ Director and Executive Vice President  3003 Summer Street
                         of GEIM                                Stamford, Connecticut 06905
Michael J. Cosgrove..... Director and Executive Vice President  3003 Summer Street
                         of GEIM                                Stamford, Connecticut 06905
Ralph R. Layman......... Director and Executive Vice President  3003 Summer Street
                         of GEIM                                Stamford, Connecticut 06905
Alan M. Lewis........... Director, Executive Vice President,    3003 Summer Street
                         General Counsel and Secretary of GEIM  Stamford, Connecticut 06905
John H. Myers........... Director and Executive Vice President  3003 Summer Street
                         of GEIM                                Stamford, Connecticut 06905
Geoffrey R. Norman...... Director and Executive Vice President  3003 Summer Street
                         of GEIM                                Stamford, Connecticut 06905
Don W. Torey............ Director, Executive Vice President and 3003 Summer Street
                         Chief Financial Officer of GEIM        Stamford, Connecticut 06905

TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

  At the meeting held on March 22, 1995, the Board, including the Independent Trustees, after a full evaluation of the matters described above and with the advice and assistance of counsel to the Independent Trustees, approved the Interim Agreement and the proposed Sub-Advisory Agreement. During their deliberations, the Trustees also reviewed information provided by Mitchell Hutchins and GEIM relating to the structure and organization of GEIM. The Board considered the quality of the investment sub-advisory services that had been provided by GEIM to other funds, and also considered the Portfolio's performance in relation to a selected group of other funds with similar investment objectives. The Board noted, in particular, that the advisory fee paid by the Portfolio would remain the same as before, and determined that the terms of the Sub-Advisory Agreement and the sub-advisory fee were fair.

  The Board also considered the fact that consistent with the interests of the Portfolio and subject to the review of the Board, the Sub-Adviser may cause the Portfolio to purchase and sell portfolio securities through brokers who provide the Sub-Adviser with research, analysis, advice and similar services. In return for such services, the Portfolio may pay to those brokers a higher commission than may be charged by other brokers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. For purchases or sales with broker-dealer firms which act as principal, the Sub-Adviser seeks best execution. Although the Sub-Adviser may receive certain research or execution services in connection with these transactions, the Sub-Adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The Sub-Adviser will not enter into any soft dollar arrangements relating to principal transactions or receive in principal transactions the types of services which could be purchased for hard dollars. Research services furnished by brokers through which the Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts it advises and, conversely, research services furnished to the Sub-Adviser in connection with other funds or accounts it advises may be used by the Sub-Adviser in advising the Portfolio. Information and research received from brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement.

 VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE MEETING

  At the Meeting, shareholders of the Portfolio will vote on the proposed Sub-Advisory Agreement, in accordance with voting instructions received from the Contract Owners. The Board of Trustees recommends that the shareholders approve the Sub-Advisory Agreement. Approval of the Proposed Sub-Advisory Agreement by the shareholders at the Meeting will also serve to ratify the Interim Agreement. The affirmative vote of the holders of a majority of the outstanding Shares of the Portfolio is required to approve the Sub-Advisory Agreement. "Majority" for this purpose under the 1940 Act means the lesser of: (i) 67% of the Shares of the Portfolio represented at the Meeting if the holders of more than 50% of the outstanding Shares are represented, or (ii) more than 50% of the outstanding Shares of the Portfolio.

  If the Sub-Advisory Agreement is not approved, the Board of Trustees will take such actions as it deems appropriate to obtain investment advice for the Portfolio.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE
                PORTFOLIO VOTE "FOR" THE SUB-ADVISORY AGREEMENT

                              GENERAL INFORMATION

BROKERAGE COMMISSIONS

  PaineWebber is the only affiliated broker of the Portfolio. For the fiscal year ended December 31, 1994, the Portfolio paid no brokerage commissions to PaineWebber.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

  As a general matter, the Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Trust's shareholders should send such proposals, certified mail-return receipt requested, to the Trust at 1285 Avenue of the Americas, New York, New York 10019, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

REPORTS TO SHAREHOLDERS

  THE TRUST WILL FURNISH TO SHAREHOLDERS OF THE PORTFOLIO AND TO CONTRACT OWNERS, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT, AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, ON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO ANNUITY ADMINISTRATION, 601 6TH AVENUE, DES MOINES, IOWA OR BY CALLING, TOLL FREE, 1-800-647-1568.

  IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          Dianne E. O'Donnell
                                          Secretary

May 15, 1995
New York, New York

                                                                       EXHIBIT A

                    FORM OF PROPOSED SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT

  Agreement made as of      ,1995, between MITCHELL HUTCHINS ASSET MANAGEMENT
INC. ("Mitchell Hutchins"), a Delaware corporation, and GE INVESTMENT MANAGEMENT INCORPORATED ("Sub-Adviser"), a Delaware corporation (the "Agreement").

                                    RECITALS

  (1) Mitchell Hutchins has entered into an Investment Advisory and Administration Contract dated April 21, 1988, ("Management Agreement") with PaineWebber Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") with respect to the Global Growth Portfolio ("Portfolio") series of the Trust; and

  (2) Mitchell Hutchins wishes to retain the Sub-Adviser to furnish certain investment advisory services to Mitchell Hutchins and the Portfolio, and the Sub-Adviser is willing to furnish those services;

  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

  1. Appointment. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

  2. Duties as Sub-Adviser.

  (a) Subject to the supervision of and any guidelines adopted by the Trust's Board of Trustees (the "Board"), the Sub-Adviser will provide a continuous investment program for the Portfolio, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions. The Sub-Adviser will provide services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's Registration Statement.

  (b) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, use brokers who provide the Portfolio with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio.

  (c) The Sub-Adviser will maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

  (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the Portfolio's performance and make available to the Board and Mitchell Hutchins any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser.

  (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of any illiquid portfolio securities and will assist in providing independent sources of market value for all other portfolio securities.

  3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Trust Instrument, By-Laws and currently effective registration statement under the 1940 Act and any amendments or supplements thereto ("Registration Statement") and with the written instructions and directions of the Board and Mitchell Hutchins and will comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended, ("Advisers Act"), the rules under each, and Subchapter M of the Internal Revenue Code as applicable to regulated investment companies. In addition, the Sub-Adviser will act in conformity with all other applicable federal and state laws and regulations either as reflected in the Registration Statement or otherwise provided in writing to the Sub-Adviser by Mitchell Hutchins. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

  4. Exclusivity. During the term of this Agreement, the Sub-Adviser agrees that it will not provide investment advice on a discretionary or non-discretionary basis for any global equity investment products offered to retail customers in the United States by broker-dealers listed on Schedule A. The Sub-Adviser shall deliver to Mitchell Hutchins in writing prompt and regular reports of the Sub-Adviser's investment advisory activities in sufficient detail to permit Mitchell Hutchins to monitor the terms of this Agreement.

  5. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

  6. Compensation.

  (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Mitchell Hutchins, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, as computed in the manner set forth in Schedule B, together with a schedule showing the manner in which the fee was computed.

  (b) The fee shall be computed daily and payable monthly to the Sub-Adviser on or before the fifteenth business day of the next succeeding calendar month.

  (c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

  7. Limitation Of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by Mitchell Hutchins in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

  8. Indemnification.

  (a) Mitchell Hutchins agrees to indemnify GEIM, its officers and directors, and any person who controls GEIM within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that GEIM has been found to be without fault and Mitchell Hutchins or its parent company, PaineWebber Incorporated ("PaineWebber"), has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of Mitchell Hutchins or PaineWebber.

  (b) GEIM agrees to indemnify Mitchell Hutchins, its officers and directors, and any person who controls Mitchell Hutchins within the meaning of Section 15 of the 1933 Act for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that Mitchell Hutchins has been found to be without fault and GEIM, or its parent company, General Electric Company ("GE"), has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of GEIM or GE.

  9. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

  (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

  (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Mitchell Hutchins and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Mitchell Hutchins, the Sub-Adviser shall permit Mitchell Hutchins, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

  (c) The Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.

  (d) The Sub-Adviser will notify Mitchell Hutchins of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, in each case prior to or promptly after such change.

  10. Representations and Warranties of Mitchell Hutchins. Mitchell Hutchins represents, warrants and agrees as follows:

  (a) Mitchell Hutchins (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act from performing the services contemplated by the Management Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by the Management Agreement; (iv) has the authority to enter into and perform the services contemplated by the Management Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify Mitchell Hutchins from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

  (b) Mitchell Hutchins agrees that it will notify GEIM, to the extent possible, within a reasonable period of time prior to any termination of this Agreement by Mitchell Hutchins pursuant to Section 11(c) (including any termination by assignment resulting from a foreseeable change in control of Mitchell Hutchins that is a matter of public information), and that it will notify GEIM promptly following any other termination of this Agreement pursuant to Section 11(c).

  11. Duration and Termination.

  (a) This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of outstanding voting securities of the Portfolio.

  (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement will continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by the holders of a vote of a majority of the outstanding voting securities of the Portfolio.

  (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by Mitchell Hutchins: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days' written notice to Mitchell Hutchins. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement.

  12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment to the terms of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities (unless the Trust receives an SEC order permitting it to modify the Agreement without such vote).

  13. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

  14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                                  Mitchell Hutchins Asset Management
                                          Inc.

                                         By: __________________________________
                                           Name:
                                           Title:

Attest:
                                         GE Investment Management Incorporated

                                         By: __________________________________
                                           Name:
                                           Title:

                                                                      SCHEDULE A

                             RETAIL BROKER DEALERS

Alex. Brown & Sons Incorporated
A.G. Edwards & Sons, Inc.
Dean Witter Reynolds, Inc.
E.D. Jones
Kemper Financial Services, Kemper Securities Group, Inc.
Legg Mason Wood Walker Incorporated
Merrill Lynch Pierce Fenner & Smith Incorporated
Prudential Securities Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.

                                                                      SCHEDULE B

     FUND                                            ANNUAL FEE RATE
     ----                                            ---------------
PaineWebber Series Trust--                  0.29% of average daily net assets
Global Growth Portfolio

                                                                           PROXY
                                                                           -----

                           PAINEWEBBER SERIES TRUST -
                            GLOBAL GROWTH PORTFOLIO

                 Special Meeting of Shareholders - June 8, 1995

The undersigned hereby appoints as proxies Dianne E. O'Donnell and Ilene Shore and each of them (with the power of substitution), to represent and direct the voting interest of the undersigned held as of the record date at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote FOR the proposal.

This proxy is solicited on behalf of the board of trustees of PaineWebber Series Trust ("Trust").

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: American Republic Insurance Company, P.O. Box 1, Des Moines IA 50301-9910.

       Please indicate your vote by an "X" in the appropriate box below.
                 The board of trustees recommends a vote "FOR"

1. Approval of Sub-Advisory Contract between Mitchell Hutchins Asset Management Inc. and GE Investment Management Incorporated relating to the Portfolio.

     FOR  _______        AGAINST  _______      ABSTAIN  ______

                   Continued and to be signed on reverse side

This proxy will not be voted unless it is dated and signed exactly as instructed below.

If the shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If signing is by attorney, executor, administrator, trustee, or guardian, please give FULL title. This proxy will not be voted unless it is dated and signed exactly as instructed above.


                                  Sign exactly as name appears hereon.

                                  ________________________________________

                                  ________________________________________

                                  __________________________________, 1995
                                  Date